Exhibit 32


                              Certification of CEO
                         pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002 regarding Annual Report
               on Form 10-KSB for the fiscal year ended April 30, 2004



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Transnational Financial Network, Inc., a California corporation (the "Company"), does hereby certify that:

1. The Company's Annual Report on Form 10-KSB for the fiscal year ended April 30, 2004 (the Form 10K-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    July 16, 2004                             By: /s/ Joseph Kristul
                                                       --------------------
                                                       Joseph Kristul
                                                       Chief Executive Officer

Exhibit 32


                              Certification of CFO
                         pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002 regarding Annual Report
               on Form 10-KSB for the fiscal year ended April 30, 2004



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Transnational Financial Network, Inc., a California corporation (the "Company"), does hereby certify that:

1. The Company's Annual Report on Form 10-KSB for the fiscal year ended April 30, 2004 (the Form 10K-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    July 16, 2004                              By: /s/ Jack Thrift
                                                        --------------------
                                                        Jack Thrift
                                                        Chief Financial Officer